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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): August 8, 2016
_____________________________________________________________________________________________
K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Hope Parkway, SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (703) 777-3155
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 8, 2016, certain subsidiaries of K2M Group Holdings, Inc. (“K2M” or the “Company”) entered into an amendment (the “Ninth Amendment”) to the Company’s senior secured credit facilities credit agreement, dated as of October 29, 2012 (as amended from time to time), by and among K2M Holdings, Inc. as the guarantor (“Guarantor”), K2M, Inc. and K2M UK Limited as the borrower (“Borrower”), and Silicon Valley Bank and Comerica Bank as lenders. The Ninth Amendment, among other things, extends the maturity date of the revolving credit facility to April 26, 2018, adjusts certain components of the financial covenant calculations and permits the Borrower and Guarantor to make certain cash distributions to K2M to permit K2M to make interest and other payments under the proposed 4.125% convertible senior notes due 2036 (the “Notes”) described below.
Until the maturity of the revolving credit facility, the Borrower and Guarantor will be permitted to distribute up to $4.0 million in aggregate to permit K2M to make interest payments on the Notes and up to $1.5 million in aggregate to permit K2M to make cash payments in connection with any conversions of the Notes.
The above summary is qualified in its entirety by reference to the full text of the Ninth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01 Other Events
On August 8, 2016, K2M issued a press release announcing the pricing of $50.0 million aggregate principal amount of Notes privately offered by K2M. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Ninth Amendment dated August 8, 2016 to Credit Agreement dated October 29, 2012, by and among K2M Holdings, Inc., as the guarantor, K2M, Inc. and K2M UK Limited, as borrowers, and Silicon Valley Bank and Comerica Bank as lenders.

99.1	Press Release of K2M Group Holdings, Inc. dated August 8, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M GROUP HOLDINGS, INC.

Date:	August 8, 2016	By:	/s/ ERIC D. MAJOR
		Name:	ERIC D. MAJOR
		Title	President and Chief Executive Officer

EXHIBIT INDEX

10.1 Ninth Amendment dated August 8, 2016 to Credit Agreement dated October 29, 2012, by and among
K2M Holdings, Inc., as the guarantor, K2M, Inc. and K2M UK Limited, as borrowers, and Silicon
Valley Bank and Comerica Bank as lenders.

99.1	Press Release of K2M Group Holdings, Inc. dated August 8, 2016.